SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive Proxy Statement.

☒ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment	Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF MEETING ADJOURNMENT

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6803 South Tucson Way, Centennial, Colorado 80112

February 12, 2016

To our shareholders:

The Board of Trustees of Oppenheimer International Small-Mid Company Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders.

Your VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL. please take a moment now to cast your vote.

The Special Meeting of Shareholders originally scheduled to occur on February 12, 2016 was adjourned to March 11, 2016 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matter:

•	To approve an amended advisory agreement between the Fund and OFI Global Asset Management, Inc.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (866) 796-7172.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURNMENT

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6803 South Tucson Way, Centennial, Colorado 80112

February 12, 2016

To our shareholders:

The Board of Trustees of Oppenheimer International Small-Mid Company Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders.

Your VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL. please take a moment now to cast your vote.

The Special Meeting of Shareholders originally scheduled to occur on February 12, 2016 was adjourned to March 11, 2016 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matter:

•	To approve an amended advisory agreement between the Fund and OFI Global Asset Management, Inc.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (866) 796-7172.

                                                                      Proxy Voting Options

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free indicated on the enclosed voting form and follow the voice prompts
4. LIVE with a live operator when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURNMENT

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6803 South Tucson Way, Centennial, Colorado 80112

February 12, 2016

To our shareholders:

The Board of Trustees of Oppenheimer International Small-Mid Company Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders.

Your VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL. please take a moment now to cast your vote.

The Special Meeting of Shareholders originally scheduled to occur on February 12, 2016 was adjourned to March 11, 2016 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matter:

•	To approve an amended advisory agreement between the Fund and OFI Global Asset Management, Inc.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (866) 796-7172 Extension 10298.

                                                        PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free indicated on the enclosed voting form and follow the voice prompts

Thank you in advance for your participation.